UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 19, 2015

ABEONA THERAPEUTICS INC.

(Exact name of registrant as specified in its charter)

Delaware	0-9314	83-0221517
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3333 Lee Parkway, Suite 600, Dallas, TX 75219

(Address of principal executive offices) (Zip Code)

(214) 665-9495

(Registrant’s telephone number, including area code)

PLASMATECH BIOPHARMACEUTICALS, INC.

4848 Lemmon Avenue, Suite 517, Dallas, TX 75219

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 19, 2015, PlasmaTech Biopharmaceuticals, Inc. (the “Company”) filed in Delaware a Certificate of Amendment of Certificate of Incorporation to change our name from PlasmaTech Biopharmaceuticals, Inc. to Abeona Therapeutics Inc. A copy of the Certificate of Amendment of Certificate of Incorporation is filed as Exhibit 3.1 with this Form 8-K and incorporated herein by reference.

Item 8.01.  Other Events

On June 19, 2015, the Company issued a press release announcing that the Company had changed its name from PlasmaTech Biopharmaceuticals, Inc. to Abeona Therapeutics Inc. and its trading symbol from PTBI to ABEO.

A copy of the press release is furnished as Exhibit 99.1 and is incorporated by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

The Company hereby furnishes the following exhibits:

3.1	Certificate of Amendment of Certificate of Incorporation filed June 19, 2015
99.1	Press release dated June 19, 2015, entitled “PlasmaTech Biopharmaceuticals Announces Name Change to Abeona Therapeutics”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Abeona Therapeutics Inc.
(Registrant)

By:	/s/ Stephen B. Thompson
Stephen B. Thompson
Vice President Finance

Date: June 19, 2015

EXHIBIT INDEX

Exhibit Number

3.1	Certificate of Amendment of Certificate of Incorporation filed June 19, 2015
99.1	Press release dated June 19, 2015, entitled “PlasmaTech Biopharmaceuticals Announces Name Change to Abeona Therapeutics”